UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2011

CONVERGYS CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-4379	31-1598292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modifications to Rights of Security Holders.

As reported below, at the 2011 Annual Meeting of Shareholders, the shareholders approved an amendment to Section 6 of Article II of the Amended and Restated Code of Regulations of Convergys Corporation to provide that the election of directors in uncontested elections would be by majority vote. A copy of the Amended and Restated Code of Regulations, as amended, is filed as Exhibit 3.1 to this Form 8-K and is incorporated in this Item 3.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Shareholders of Convergys Corporation (the “Company”) was held on April 27, 2011. The final voting results for each of the proposals submitted for a vote of the shareholders are set forth below.

Proposal 1

The shareholders elected each of the nominees for Class I Directors as directors to serve until the next annual meeting of shareholders and until their successor is elected. The voting results were as follows:

Nominee	For	Withhold	Broker Non-Votes
Jeffrey H. Fox	100,772,206	1,864,702	10,573,423
Ronald L. Nelson	95,917,138	6,719,770	10,573,423

Beginning with the 2013 annual meeting of shareholders, all directors will be elected annually.

Proposal 2

The shareholders approved the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2011. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
111,412,794	1,717,193	80,344	0

Proposal 3

The shareholders approved an amendment to Section 6 of Article II of the Company’s Amended and Restated Code of Regulations to allow for a majority voting standard in uncontested elections of directors. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
111,319,105	1,452,392	438,834	0

A copy of the Amended and Restated Code of Regulations, as amended, is filed herewith as Exhibit 3.1.

Proposal 4

The shareholders approved the advisory vote on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
86,382,205	15,728,950	525,753	10,573,423

Proposal 5

The shareholders voted as follows on the advisory vote on the frequency of holding the advisory vote on executive compensation:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
90,379,331	274,429	11,391,543	591,605	10,573,423

In light of the voting results, the Board of Directors has decided that the advisory vote on executive compensation will be held every year until the next required advisory vote on the frequency of holding the advisory vote on executive compensation.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Code of Regulations, as amended, of Convergys Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By:	/s/ Julia A. Houston
Julia A. Houston Senior Vice President, General Counsel and Corporate Secretary

Date: May 2, 2011

Exhibit Index

Exhibit No.	Exhibit

3.1	Amended and Restated Code of Regulations, as amended, of Convergys Corporation